UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018 (January 29, 2018)

JM GLOBAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37513	47-3709051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 South Congress Avenue Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 900-3672

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2018, in connection with the Meeting (as defined below), JM Global Holding Company (the “Company”) entered into the Amendment to Trust Agreement (as defined below) with Continental Stock Transfer & Trust Company (“Continental”), pursuant to which the date on which to commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering was extended from January 29, 2018 to April 30, 2018. A copy of the Amendment to Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2018, in connection with the Meeting, the Company filed with the Secretary of State of Delaware Amendment No. 2 to the Company’s Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 29, 2018, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the following items: (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation extending the date by which the Company must consummate its initial business combination and the date for cessation of operations of the Company if the Company has not completed an initial business combination from January 29, 2018 to April 30, 2018 or such earlier date as determined by the Board of Directors of the Company (the “Extension Amendment Proposal”) and (ii) an amendment (the “Amendment to Trust Agreement”) to the Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental extending the date on which to commence liquidation of the Trust Account in accordance with the Trust Agreement, as amended by the Amendment to Trust Agreement, from January 29, 2018 to April 30, 2018 (the “Trust Amendment Proposal”).

Set forth below are the final voting results for each of the proposals:

(i) Approval of the Extension Amendment Proposal.

For	Against	Abstain
5,583,705	400	0

(ii) Approval of the Trust Amendment Proposal.

For	Against	Abstain
5,583,705	0	400

Shareholders holding 9,576 public shares exercised their right to redeem such public shares for a pro rata portion of the Trust Account. As a result, an aggregate of $95,760 (or $10.00 per share) was removed from the Trust Account to pay such holders.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 2 to Amended and Restated Certificate of Incorporation

10.1	Amendment No. 2 to Investment Management Trust Agreement, dated January 29, 2018, by and between JM Global Holding Company and Continental Stock Transfer & Trust Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2018

JM GLOBAL HOLDING COMPANY

By:	/s/ Tim Richerson
Name: Tim Richerson
Title: Chief Executive Officer

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